Exhibit 1.1


NUMBER

                         HEALTHLINK INTERNATIONAL, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFIES THAT

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                         HealthLink International, Inc.

TRANSFERABLE ONLY ON THE BOOKS OF THE COMPANY BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL THE PROVISIONS OF THE ARTICLES OF INCORPRATION, TO ALL OF WHICH THE HOLDER B ACCEPTANCE HEREBY ASSENTS.

     IN WITNESS WHERE, THE COMPANY HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND THE FACSIMILE SEAL OF THE COMPANY TO BE DULY AFFIXED HERETO.

THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

DATED:

                                                  HealthLink International, Inc.



                                [CORPORATE SEAL]
                                     NEVADA

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SECRETARY                                       PRESIDENT


COUNTERSIGNED:

CORPORATE STOCK TRANSFER, INC.
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209

By:
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   Transfer Agent Authorized Signature

                         HealthLink International, Inc.

                         CORPORATE STOCK TRANSFER, INC.


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     The following abbrevaiations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common
TEN ENT  -  as tenants by the entireties
JT TEN   -  as joint tenants with right of survivorship and not as
            tenants in common

UNIF GIFT MIN ACT  --                          Custodian for
                      ----------------------                 -------------------
                          (Cust.)                                 (Minor)
                      under Uniform Gifts to Minors

                      Act of
                             ---------------------------------------------------
                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received                     hereby sell, asign and transfer unto
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                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

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Please print or type name and address of assignee

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of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Cororation, with full power of substitution in the premises.